SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 30, 2004


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-23340                  51-0332317
           --------                   -------                  ----------
       (State or other              (Commission               (IRS Employer
         jurisdiction               File Number)          Identification Number)
       of incorporation)


      105 Westpark Drive, Suite 200, Brentwood, Tennessee               37027
      ---------------------------------------------------               -----
         (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code: (615) 373-3100
                                                             ---------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1  Press Release dated June 30, 2004, issued by America Service Group
           Inc.

Item 9. Regulation FD Disclosure

          On June 30, 2004, America Service Group Inc. (the "Company") issued a press release providing an update on the Company's contracts in Alameda County, California, and Philadelphia, Pennsylvania, as well as the Company's inclusion in the Russell 2000(TM). A copy of the press release is attached hereto as Exhibit 99.1.

Signatures
----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AMERICA SERVICE GROUP INC.



Date:  July 1, 2004                            By: /s/ MICHAEL CATALANO
                                                   --------------------

                                                   Michael Catalano
                                                   Chairman, President and Chief
                                                   Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
-------  -----------------------

99.1     Press Release dated June 30, 2004, issued by America Service Group Inc.